EXHIBIT 10.5

                                                                Loan No. E532T01

                       SINGLE ADVANCE TERM LOAN SUPPLEMENT


         THIS SUPPLEMENT to the Master Loan Agreement dated May 23, 2001 (the "MLA"), is entered into as of May 23, 2001 between CoBANK, ACB ("CoBank") and LUCILLE FARMS OF VERMONT, INC., Swanton, Vermont (the "Company") .

         SECTION 1. The Term Loan. On the terms and conditions set forth in the MLA, CoBank agrees to make a loan to the Company in an amount not to exceed $2,000,000.00 (the "Commitment"). The Commitment shall expire at 12:00 noon (Company's local time) on March 31, 2002, or on such later date as CoBank may, in its sole discretion, authorize in writing.

         SECTION 2. Purpose. The purpose of the Commitment is to finance the purchase of equipment at the Swanton plant, and to provide working capital to the Company.

         SECTION 3. Availability. The loan will be made available as provided in
Section 2 of the MLA.

         SECTION 4. Interest. The Company agrees to pay interest on the unpaid principal balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

         (A) Variable Rate Option. At a rate per annum equal at all times to 1% above the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

         (B) Quoted Rate Option. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Rates may not be fixed for periods expiring after the maturity date of the loans. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month.

         SECTION 5. Promissory Note. The Company promises to repay the loan in four equal, consecutive annual installments of $500,000.00, with the first such installment due on May 1, 2003 and the last such installment due on May 1 2006. If any installment due date is not a day on which CoBank is open for business, then such installment shall be due and payable on the next day on which CoBank is

Single Advance Term Supplement E532T01                                       -2-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont

open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loan at the rate and at the times set forth above.

         SECTION 6. Prepayment. The loan may be prepaid in whole or in part on one CoBank business day's prior written notice. Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

         SECTION 7. Loan Origination Fee. In consideration of the Commitment, the Company agrees to pay to CoBank on the execution hereof, a loan origination fee in the amount of $5,000.00.

         SECTION 8. Security. In addition to the security described in the MLA, this loan is secured by a second mortgage on real estate of the Company located at 11 Jonergin Road, Swanton, Vermont and a security interest in personal property pursuant to a Security Agreement of even date between CoBank and the Company.


         IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.


CoBANK, ACB                                  LUCILLE FARMS OF VERMONT, INC.


By: /s/ Susan K. Milan                        By: /s/ Gennaro Falivene
    ---------------------------------------     --------------------------------

Title: Assistant Corporate Secretary           Title: President
      -------------------------------------          ---------------------------

                                                                    MLA No. E352

                              MASTER LOAN AGREEMENT

     THIS MASTER LOAN AGREEMENT is entered into as of May 23, 2001, between CoBANK, ACB ("CoBank") and LUCILLE FARMS OF VERMONT, INC, Swanton, Vermont (the "Company").

                                   BACKGROUND

     From time to time CoBank may make loans to the Company. In order to reduce the amount of paperwork associated therewith, CoBank and the Company would like to enter into a master loan agreement. For that reason, and in consideration of CoBank making one or more loans to the Company, CoBank and the Company agree as follows:

     SECTION 1. Supplements. In the event the Company desires to borrow from CoBank and CoBank is willing to lend to the Company, or in the event CoBank and the Company desire to consolidate any existing loans hereunder, the parties will enter into a Supplement to this agreement (a "Supplement"). Each Supplement will set forth the amount of the loan, the purpose of the loan, the interest rate or rate options applicable to that loan, the repayment terms of the loan, and any other terms and conditions applicable to that particular loan. Each loan will be governed by the terms and conditions contained in this agreement and in the Supplement relating to the loan.

     SECTION 2. Availability. Loans will be made available on any day on which CoBank and the Federal Reserve Banks are open for business upon the telephonic or written request of the Company. Requests for loans must be received no later than 12:00 noon Company's local time on the date the loan is desired. Loans will be made available by wire transfer of immediately available funds to such account or accounts as may be authorized by the Company. The Company shall furnish to CoBank a duly completed and executed copy of a CoBank Delegation and Wire and Electronic Transfer Authorization Form, and CoBank shall be entitled to rely on (and shall incur no liability to the Company in acting on) any request or direction furnished in accordance with the terms thereof.

     SECTION 3. Repayment. The Company's obligation to repay each loan shall be evidenced by the promissory note set forth in the Supplement relating to that loan or by such replacement note as CoBank shall require. CoBank shall maintain a record of all loans, the interest accrued thereon, and all payments made with respect thereto, and such record shall, absent proof of manifest error, be conclusive evidence of the outstanding principal and interest on the loans. All payments shall be made by wire transfer of immediately available funds, by check, or by automated clearing house or other similar cash handling processes as specified by separate agreement between the Company and CoBank. Wire transfers shall be made to ABA No. 307088754 for advice to and credit of CoBANK (or to such other account as CoBank may direct by notice). The Company shall give CoBank telephonic notice no later than 12:00 noon Company's local time of its intent to pay by wire and funds received after 3:00 p.m. Company's local time shall be credited on the next business day. Checks shall be mailed to CoBank, Department 167, Denver, Colorado, 80291-0167 (or to such other place as CoBank may direct by notice). Credit for payment by check will not be given until the latter of: (a) the day on which CoBank receives immediately available funds; or (b) the next business day after receipt of the check.

     SECTION 4. Capitalization. The Company agrees to purchase such equity in CoBank as CoBank may from time to time require in accordance with its Bylaws. However, the maximum amount of equity which the Company shall be obligated to purchase in connection with any loan may not exceed the maximum amount permitted by the Bylaws at the time the Supplement relating to that loan is entered into or such loan is renewed or refinanced by CoBank.

Master Loan Agreement   (Long Form) E532                                     -2-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont

     SECTION 5. Security. The Company's obligations under this agreement, all supplements (whenever executed), and all instruments and documents contemplated hereby or thereby, shall be secured by a statutory first lien on all equity which the Company may now own or hereafter acquire in CoBank. As additional security for those obligations, the Company agrees to grant to CoBank, by means of such instruments and documents as CoBank shall require, a lien (subject only to exceptions approved in writing by CoBank) on all personal property of the Company, whether now existing or hereafter acquired, and on all real property of the Company.

     SECTION 6. Conditions Precedent.

         (A) Conditions to Initial Supplement. CoBank's obligation to extend credit under the initial Supplement hereto is subject to the conditions precedent that CoBank receive, in form and substance satisfactory to CoBank, each of the following:

               (i) This Agreement, Etc. A duly executed copy of this agreement and all instruments and documents contemplated hereby.

               (ii) Guarantee and Related Documents: (a) Guarantees of payment from St. Albans Cooperative Creamery, St. Albans, Vermont, and Lucille Farms, Inc., Montville, New Jersey; (b) an opinion of counsel to each guarantor (which counsel must be acceptable to CoBank); and (c) such certified board resolutions, evidence of incumbency, and other evidence as CoBank may require that the guarantee and all instruments and documents executed in connection therewith have been duly authorized and executed.

               (iii) Letter of Understanding. A duly executed letter of understanding between St. Albans Cooperative Creamery and the Company in form and substance satisfactory to CoBank.

         (B) Conditions to Each Supplement. CoBank's obligation to extend credit under each Supplement, including the initial Supplement, is subject to the conditions precedent that CoBank receive, in form and content satisfactory to CoBank, each of the following:

               (i) Supplement. A duly executed copy of the Supplement and all instruments and documents contemplated thereby.

               (ii) Evidence of Authority. Such certified board resolutions, evidence of incumbency, and other evidence that CoBank may require that the Supplement, all instruments and documents executed in connection therewith, and, in the case of initial Supplement hereto, this agreement and all instruments and documents executed in connection herewith, have been duly authorized and executed.

               (iii)Fees and Other Charges. All fees and other charges provided for herein or in the Supplement.

               (iv) Evidence of Perfection, Etc. Such evidence as CoBank may require that CoBank has a duly perfected first priority lien on all security for the Company's obligations, and that the Company is in compliance with Section 8(D) hereof.

Master Loan Agreement   (Long Form) E532                                     -3-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont


         (C) Conditions to Each Loan. CoBank's obligation under each Supplement to make any loan to the Company thereunder is subject to the condition that no "Event of Default" (as defined in Section 11 hereof) or event which with the giving of notice and/or the passage of time would become an Event of Default hereunder (a "Potential Default"), shall have occurred and be continuing.

     SECTION 7. Representations and Warranties.

         (A) This Agreement. The Company represents and warrants to CoBank that as of the date of this Agreement:

               (i) Compliance. The Company and its Parent, Lucille Farms, Inc. (hereinafter "Parent") are in compliance with all of the terms of this agreement, and no Event of Default or Potential Default exists hereunder.

         (B) Each Supplement. The execution by the Company of each Supplement hereto shall constitute a representation and warranty to CoBank that:

               (i) Applications. Each representation and warranty and all information set forth in any application or other documents submitted in connection with, or to induce CoBank to enter into, such Supplement, is correct in all material respects as of the date of the Supplement.

               (ii) Conflicting Agreements, Etc. This agreement, the Supplements, and all security and other instruments and documents relating hereto and thereto (collectively, at any time, the "Loan Documents"), do not conflict with, or require the consent of any party to, any other agreement to which the Company is a party or by which it or its property may be bound or affected, and do not conflict with any provision of the Company's bylaws, articles of incorporation, or other organizational documents.

               (iii) Compliance. The Company and, to the extent contemplated hereunder, its Parent are in compliance with all of the terms of the Loan Documents (including, without limitation, Section 8(A) of this agreement on eligibility to borrow from CoBank).

               (iv) Binding Agreement. The Loan Documents create legal, valid, and binding obligations of the Company which are enforceable in accordance with their terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally.

     SECTION 8. Affirmative Covenants. Unless otherwise agreed to in writing by CoBank, while this agreement is in effect, the Company agrees to, and with respect to Subsections 8(B) through 8(G) hereof, agrees to cause its Parent to:

         (A) Eligibility. Maintain its status as an entity eligible to borrow from CoBank.

         (B) Corporate Existence, Licenses. Etc. (i) Preserve and keep in full force and effect its existence and good standing in the jurisdiction of its incorporation or formation; (ii) qualify and remain qualified to transact business in all jurisdictions where such qualification is required; and (iii) obtain and maintain all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or required by law, rule, regulation, ordinance, code, order, and the like (collectively, "Laws").

Master Loan Agreement   (Long Form) E532                                     -4-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



         (C) Compliance with Laws. Comply in all material respects with all applicable Laws, including, without limitation, all Laws relating to environmental protection and any patron or member investment program that it may have. In addition, the Company agrees to cause all persons occupying or present on any of its properties, and to cause its Parent to cause all persons occupying or present on any of its properties, to comply in all material respects with all environmental protection Laws.

         (D) Insurance. Maintain insurance with insurance companies or associations acceptable to CoBank in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated, and make such increases in the type or amount of coverage as CoBank may request. All such policies insuring any collateral for the Company's obligations to CoBank shall have mortgagee or lender loss payable clauses or endorsements in form and content acceptable to CoBank. At CoBank's request, all policies (or such other proof of compliance with this Subsection as may be satisfactory to CoBank) shall be delivered to CoBank.

         (E) Property Maintenance. Maintain all of its property that is necessary to or useful in the proper conduct of its business in good working condition, ordinary wear and tear excepted.

         (F) Books and Records. Keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles ("GAAP") consistently applied.

         (G) Inspection. Permit CoBank or its agents, upon reasonable notice and during normal business hours or at such other times as the parties may agree, to examine its properties, books, and records, and to discuss its affairs, finances, and accounts, with its respective officers, directors, employees, and independent certified public accountants.

         (H) Reports and Notices.  Furnish to CoBank:

               (i) Annual Financial Statements. As soon as available, but in no event more than 120 days after the end of each fiscal year of the Company occurring during the term hereof, annual consolidated financial statements of the Company and its consolidated Parent prepared in accordance with GAAP consistently applied. Such financial statements shall: (a) in the case of consolidated statements, be audited by independent certified public accountants selected by the Company and acceptable to CoBank; (b) in the case of consolidated statements, be accompanied by a report of such accountants containing an opinion thereon acceptable to CoBank, approval of which shall not be unreasonably withheld; (c) be prepared in reasonable detail and in comparative form; and (d) include a balance sheet, a statement of income, a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

               (ii) Interim Financial Statements. As soon as available, but in no event more than 60 days after the end of each quarter, a consolidated balance sheet of the Company and its consolidated Parent as of the end of such quarter, a statement of income for the Company and its consolidated Parent for such period and for the period year to date, all prepared in reasonable detail and in comparative form in accordance with GAAP consistently applied.

               (iii) Notice of Default. Promptly after becoming aware thereof, notice of the occurrence of an Event of Default or a Potential Default.

Master Loan Agreement   (Long Form) E532                                     -5-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



               (iv) Notice of Non-Environmental Litigation. Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the Company or its Parent which, if determined adversely to the Company or such Parent, could have a material adverse effect on the financial condition, properties, profits, or operations of the Company or such Parent.

               (v) Notice of Environmental Litigation, Etc. Promptly after receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or any other communication alleging a condition that may require the Company or its Parent to undertake or to contribute to a cleanup or other response under environmental Laws, or which seek penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claim personal injury or property damage to any person as a result of environmental factors or conditions.

               (vi) Bylaws and Articles. Promptly after any change in the Company's bylaws or articles of incorporation (or like documents), copies of all such changes, certified by the Company's Secretary.

               (vii) Notice of Purchases Using Loan Funds. Immediately upon the purchase of any equipment with loan funds from the initial supplement hereunder, a notice of said purchase, including a description of the equipment purchased, the cost thereof, and the date of purchase. Said notice will also be furnished concurrently to the following: St. Albans Cooperative Creamery, First International Bank, and Chittenden Bank.

               (viii) SEC Filings. Promptly after filing same, a copy of all filings made, 10Ks filed, and 10Qs filed with the Securities and Exchange Commission.

               (ix) Other Information. Such other information regarding the condition or operations, financial or otherwise, of the Company or its Parent as CoBank may from time to time reasonably request, including but not limited to copies of all pleadings, notices, and communications referred to in Subsections 8(H)(iv) and (v) above.

     SECTION 9. Negative Covenants. Unless otherwise agreed to in writing by CoBank, while this agreement is in effect the Company will not:

         (A) Borrowings. Create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money (including trade or bankers' acceptances), letters of credit, or the deferred purchase price of property or services (including capitalized leases), except for: (i) debt to CoBank; (ii) accounts payable to trade creditors incurred in the ordinary course of business; (iii) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; and, (iv) capital equipment purchases used for production.

         (B) Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal, other than liens in existence on the date hereof, (collectively, "Liens"). The foregoing restrictions shall not apply to: (i) Liens in favor of CoBank; (ii) Liens for taxes, assessments, or governmental charges that are not past due; (iii) Liens and deposits under workers' compensation, unemployment insurance, and social security Laws; (iv) Liens and

Master Loan Agreement   (Long Form) E532                                     -6-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont


deposits to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of business as conducted on the date hereof; (v) Liens imposed by Law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due; and(vi) easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto.

         (C) Mergers, Acquisitions, Etc. Merge or consolidate with any other entity or acquire all or a material part of the assets of any person or entity, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture.

         (D) Transfer of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of business.

         (E) Loans. Lend or advance money, credit, or property to any person or entity, except for trade credit extended in the ordinary course of business and loans for procurement of production contracts made in the ordinary course of business.

         (F) Contingent Liabilities. Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise be or become liable, directly or indirectly (including, but not limited to, by means of a maintenance agreement, an asset or stock purchase agreement, or any other agreement designed to ensure any creditor against loss), for or on account of the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Company's business.

         (G) Change in Business. Engage in any business activities or operations substantially different from or unrelated to the Company's present business activities or operations.

         (H) Capital Expenditures. During any fiscal year of the Company, expend in the aggregate, more than $1,500,000.00 for the acquisition of fixed or capital assets (including all obligations under capitalized leases authorized under the terms of this agreement, but excluding obligations under operating leases).

     SECTION 10. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

         (A) Working Capital. The Company and its consolidated Parent will have at the end of each period for which financial statements are required to be furnished pursuant to Section 8(H) hereof, an excess of consolidated current assets over consolidated current liabilities (both as determined in accordance with GAAP consistently applied) of not less than $0.

         (B) Net Worth. The Company and its consolidated Parent will have an excess of consolidated total assets over consolidated total liabilities (both as determined in accordance with GAAP consistently applied) of not less than: (i) $1,250,000.00 at the end of the Company's fiscal year March 31, 2001; and (ii) $2,000,000.00 at the end of the Company's fiscal year March 31, 2002 and thereafter.

Master Loan Agreement   (Long Form) E532                                     -7-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont






     SECTION 11. Events of Default. Each of the following shall constitute an "Event of Default" under this agreement:

         (A) Payment Default. The Company should fail to make any payment to, or to purchase any equity in, CoBank when due.

         (B) Representations and Warranties. Any representation or warranty made or deemed made by the Company herein or in any Supplement, application, agreement, certificate, or other document related to or furnished in connection with this agreement or any Supplement, shall prove to have been false or misleading in any material respect on or as of the date made or deemed made.

         (C) Certain Affirmative Covenants. The Company or, to the extent required hereunder, its Parent should fail to perform or comply with Sections 8(A) through 8(H)(ii), 8(H)(vi), 8(H)(vii), or any reporting covenant set forth in any Supplement hereto, and such failure continues for 30 days after written notice thereof shall have been delivered by CoBank to the Company.

         (D) Other Covenants and Agreements. The Company or, to the extent required hereunder, its Parent should fail to perform or comply with any other covenant or agreement contained herein or in any other Loan Document or shall use the proceeds of any loan for an unauthorized purpose.

         (E) Cross-Default. The Company should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Company and CoBank.

         (F) Other Indebtedness. The Company or its Parent should fail to pay when due any indebtedness to any other person or entity for borrowed money or any long-term obligation for the deferred purchase price of property (including any capitalized lease), or any other event occurs which, under any agreement or instrument relating to such indebtedness or obligation, has the effect of accelerating or permitting the acceleration of such indebtedness or obligation, whether or not such indebtedness or obligation is actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time, or otherwise.

         (G) Judgments. A judgment, decree, or order for the payment of money shall be rendered against the Company or its Parent and either: (i) enforcement proceedings shall have been commenced; (ii) a Lien prohibited under Section 9(B) hereof shall have been obtained; or (iii) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 20 consecutive days without being vacated, discharged, satisfied, or stayed pending appeal.

         (H) Insolvency, Etc. The Company or its Parent shall: (i) become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they come due; or (ii) suspend its business operations or a material part thereof or make an assignment for the benefit of creditors; or (iii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed; or (iv) commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation Law of any jurisdiction.

Master Loan Agreement   (Long Form) E532                                     -8-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont


         (I) Material Adverse Change. Any material adverse change occurs, as reasonably determined by CoBank, in the Company's financial condition, results of operation, or ability to perform its obligations hereunder or under any instrument or document contemplated hereby.

     SECTION 12. Remedies. Upon the occurrence and during the continuance of an Event of Default or any Potential Default, CoBank shall have no obligation to continue to extend credit to the Company and may discontinue doing so at any time without prior notice. For the purposes hereof, the term "Potential Default" means the continuance of any event which, with the passage of time or the giving of notice or both, would become an Event of Default. In addition, upon the occurrence and during the continuance of any Event of Default, CoBank may, upon notice to the Company, terminate any commitment and declare the entire unpaid principal balance of the loans, all accrued interest thereon, and all other amounts payable under this agreement, all Supplements, and the other Loan Documents to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the loans and all such other amounts shall become immediately due and payable, without protest, presentment, demand, or further notice of any kind, all of which are hereby expressly waived by the Company. In addition, upon such an acceleration:

         (A) Enforcement. CoBank may proceed to protect, exercise, and enforce such rights and remedies as may be provided by this agreement, any other Loan Document or under Law. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CoBank to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude any other or future exercise thereof, or the exercise of any other right. Without limiting the foregoing, CoBank may hold and/or set off and apply against the Company's obligations to CoBank the proceeds of any equity in CoBank, any cash collateral held by CoBank, or any balances held by CoBank for the Company's account (whether or not such balances are then due).

         (B) Application of Funds. CoBank may apply all payments received by it to the Company's obligations to CoBank in such order and manner as CoBank may elect in its sole discretion.

In addition to the rights and remedies set forth above: (i) if the Company fails to purchase any equity in CoBank when required or fails to make any payment to CoBank when due, then at CoBank's option in each instance, such payment shall bear interest from the date due to the date paid at 4% per annum in excess of the rate(s) of interest that would otherwise be in effect on that loan; and (ii) after the maturity of any loan (whether as a result of acceleration or otherwise), the unpaid principal balance of such loan (including without limitation, principal, interest, fees and expenses) shall automatically bear interest at 4% per annum in excess of the rate(s) of interest that would otherwise be in effect on that loan. All interest provided for herein shall be payable on demand and shall be calculated on the basis of a year consisting of 360 days.

     SECTION 13. Broken Funding Surcharge. Notwithstanding any provision contained in any Supplement giving the Company the right to repay any loan prior to the date it would otherwise be due and payable, the Company agrees that in the event it repays any fixed rate balance prior to its scheduled due date or prior to the last day of the fixed rate period applicable thereto (whether such payment is made voluntarily, as a result of an acceleration, or otherwise), the Company will pay to CoBank a surcharge in an amount which would result in CoBank being made whole (on a present value basis) for the actual or imputed funding losses incurred by CoBank as a result thereof. Notwithstanding the foregoing, in

Master Loan Agreement   (Long Form) E532                                     -9-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



the event any fixed rate balance is repaid as a result of the Company refinancing the loan with another lender or by other means, then in lieu of the foregoing, the Company shall pay to CoBank a surcharge in an amount sufficient (on a present value basis) to enable CoBank to maintain the yield it would have earned during the fixed rate period on the amount repaid. Such surcharges will be calculated in accordance with methodology established by CoBank (a copy of which will be made available to the Company upon request).

     SECTION 14. Complete Agreement, Amendments. This agreement, all Supplements, and all other instruments and documents contemplated hereby and thereby, are intended by the parties to be a complete and final expression of their agreement. No amendment, modification, or waiver of any provision hereof or thereof, and no consent to any departure by the Company herefrom or therefrom, shall be effective unless approved by CoBank and contained in a writing signed by or on behalf of CoBank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the event this agreement is amended or restated, each such amendment or restatement shall be applicable to all Supplements hereto.

     SECTION 15. Other Types of Credit. From time to time, CoBank may issue letters of credit or extend other types of credit to or for the account of the Company. In the event the parties desire to do so under the terms of this agreement, such extensions of credit may be set forth in any Supplement hereto and this agreement shall be applicable thereto.

     SECTION 16. Applicable Law. Except to the extent governed by applicable federal law, this agreement and each Supplement shall be governed by and construed in accordance with the laws of the State of Vermont, without reference to choice of law doctrine.

     SECTION 17. Notices. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery if personally delivered or sent by telegram or facsimile transmission, or 3 days after mailing if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

If to CoBank, as follows:                       If to the Company, as follows:
CoBank, ACB                                     LUCILLE FARMS OF VERMONT, INC
Attention:  Credit Department                   Attention:  President & CEO
P.O. Box 5110                                   P. O. Box 517
Denver, Colorado  80217                         Montville, New Jersey  07045
Fax No:  (303) 740-4002                         Fax No:  (973) 402-6361

     SECTION 18. Taxes and Expenses. To the extent allowed by law, the Company agrees to pay all reasonable out-of-pocket costs and expenses (including the fees and expenses of counsel retained by CoBank) incurred by CoBank in connection with the origination, administration, collection, and enforcement of this agreement and the other Loan Documents, including, without limitation, all costs and expenses incurred in perfecting, maintaining, determining the priority of, and releasing any security for the Company's obligations to CoBank, and any stamp, intangible, transfer, or like tax payable in connection with this agreement or any other Loan Document.

     SECTION 19. Effectiveness and Severability. This agreement shall continue in effect until: (i) all indebtedness and obligations of the Company under this agreement, all Supplements, and all other Loan Documents shall have been paid or satisfied; (ii) CoBank has no commitment to extend credit to or for the account of the Company under any Supplement; and (iii) either party sends written notice to the other terminating this agreement. Any provision of this agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

Master Loan Agreement   (Long Form) E532                                    -10-
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



     SECTION 20. Successors and Assigns. This agreement, each Supplement, and the other Loan Documents shall be binding upon and inure to the benefit of the Company and CoBank and their respective successors and assigns, except that the Company may not assign or transfer its rights or obligations under this agreement, any Supplement or any other Loan Document without the prior written consent of CoBank.

     IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB                                    LUCILLE FARMS OF VERMONT, INC

By /s/ Susan K Milan                           By: /s/ Gennaro Falivene
   ---------------------------------               -----------------------------

Title: Assistant Corporate Secretary           Title: President and Duly
       -----------------------------                  Authorized Agent
                                                      --------------------------

Prepared Out of State by:
Walter G. Schmidt
Senior Corporate Attorney
CoBank, ACB
P. O. Box 5110
Denver, CO  80217-5110



                              REAL ESTATE MORTGAGE


KNOW ALL MEN BY THESE PRESENTS THAT LUCILLE FARMS OF VERMONT, INC., a corporation organized under the laws of the State of Delaware and having its principal place of business at Swanton Industrial Park, Swanton, Vermont 05488, hereinafter called the Grantor, in consideration of the sum of Ten Dollars ($10.00) paid to its full satisfaction by CoBANK, ACB, a federally chartered corporation, with an address of P.O. Box 5110, Denver, Colorado 80217-5110, hereinafter called the Grantee, does freely give, grant, sell, convey and confirm unto the said Grantee, its successors and assigns forever, the following described real estate in Franklin County, Vermont:

The real estate more particularly described on Exhibit A attached hereto and made a part hereof.

TOGETHER with (1) all buildings, improvements and structures at any time, now or hereafter, erected, situated or placed thereon; (2) all rights, privileges, easements, hereditaments, appendages and appurtenances; (3) all right, title, interest and estate of Grantor in and to streets, roads, ways, sidewalks, curbs, alleys and areas adjoining said real estate and portions thereof, and whether vacated by law or ordinance (conditionally or otherwise); (4) all rents, revenues, income, issues and profits, which are hereby specifically assigned, transferred and pledged primarily and on a parity with said real estate; and (5) all fixtures, fixed assets and personalty now or at any time hereafter annexed, affixed or attached to said real estate or said buildings, improvements or structures thereon.

TO HAVE AND TO HOLD the same unto the Grantee and its successors and assigns forever, to its and their proper use and behoof.

AND THE GRANTOR COVENANTS AND WARRANTS that at and until the ensealing of these presents, they are lawfully seized of the Premises as a good indefeasible estate in fee siple subject to that certain prior mortgage made and delivered to First International Bank, N.A. dated

Real Estate Mortgage                                                       - 2 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



February 8, 1999 and recorded on February 9, 1999 in the Swnaton, Vermont Land Recores in /Book 153 at page 622-642; and have good and legal right, power and authority to so convey and same and that Grantor and its successors in interest will forever WARRANT AND DEFEND the title of said property and the second lien priority of this Mortgage against the claims and demands of all persons whomsoever except as aforesaid, and subject to easements, restrictions or record or as listed in a schedule of exceptions to coverage in any title insurance policy insuring Grantee's interest in the Property.



THE CONDITIONS OF THIS MORTGAGE ARE SUCH THAT the said Grantor shall keep all the covenants, conditions and agreements herein, and shall pay or cause to be paid unto the Grantee at its office in Denver, Colorado, the sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) with interest as provided in the note contained in the Supplement dated May 23, 2001, and any renewals or replacements thereof in whole or in part, and shall also pay all advances, costs, charges and interest herein provided for, and shall comply with all the terms and conditions of a Master Loan Agreement dated May 23, 2001, Supplements thereto dated May 23, 2001, and shall also pay any additional sums or future advances from Grantee to Grantor pursuant to any additional Supplements or Amendments thereto, and any additional Supplements or Amendments thereto, hereinafter called the "Agreement", and one or more promissory notes either within the Supplements or documented separately (the "Notes"), the later maturity date of which is May 1, 2006, Grantor and Grantee have established and evidenced the willingness of Grantee to loan money to Grantor in accordance with the terms and conditions of the Agreement. Such aforesaid sums and any future advances and other indebtedness of any kind (including interest and other charges as agreed upon) shall be secured by this Mortgage.

TO HAVE AND TO HOLD the said Mortgaged Property and every part thereof unto said Grantee, and unto its successors and assigns, forever, to secure the payment of all of the Indebtedness and the performance and observance by Grantor of every covenant and condition herein contained.

                Non-environmental Representations and Warranties

         Grantor represents and warrants: (i) that it is lawfully seized and possessed of a good and indefeasible title and estate in fee simple to the Mortgaged Property and Grantor will forever warrant and defend the title to the Mortgaged Property and every part thereof unto Grantee against the claims and demands of all persons; (ii) that the Mortgaged Property and every part thereof is free and clear of any and all liens, encumbrances and charges of every kind and character, including liens of general and special taxes and assessments, excepting taxes for the current year which are not yet due, and excepting the lien of this Mortgage; (iii) if Grantor is identified as a corporation, that Grantor is a corporation duly organized and lawfully existing under the laws of the State of Vermont and has full corporate power and authority to execute the

Real Estate Mortgage                                                       - 3 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont




Note(s) and this Mortgage and that the execution and delivery thereof by the officers of the Grantor who are executing and delivering the same have been duly authorized by all necessary corporate action and that all corporate acts and proceedings necessary or proper in the premises have been duly done, performed and taken.

                           Non-environmental Covenants

         Grantor hereby expressly covenants and agrees with Grantee that:

(1) Payment of Obligations. Grantor will duly pay all of the Indebtedness and interest thereon, when the same shall become due and payable.

(2) Due on Sale or Encumbrance. Grantor will not, without the prior written consent of Grantee, transfer, convey or otherwise part with title to any of the Mortgaged Property, or create or permit or allow to exist or to be created any mortgage, deed of trust, pledge or other lien or encumbrance on any of the Mortgaged Property, other than this Mortgage, and Grantor will not suffer or permit any mechanic's or materialmen's lien or any other lien or any nature whatsoever to attach to any of the Mortgaged Property or to remain outstanding against the same or any part thereof.

(3)      Insurance.

         (a) Grantor shall at all times at the cost and expense of Grantor keep all of the Mortgaged Property of an insurable nature constantly insured against loss or damage by fire, lightening, explosion, tornado and windstorm, and such other risks as Grantee may reasonably request, in an amount equal to the full insurable value thereof, or equal to the unpaid Indebtedness secured hereby, whichever is greater, and such insurance shall also be in a sum equal to such percentage of the insurable value of the property insured as may be required to prevent Grantor from being considered as coinsurer thereof; such insurance to be in companies satisfactory to Grantee, and all such policies of insurance shall be so written as to make any loss occurring thereunder payable by standard mortgagee clause attached thereto to Grantee as its interest may appear, irrespective of, and which may not be invalidated by, any act or default of Grantor, and all such policies, or a certificate or certificates of the insurers or of an insurance agency satisfactory to Grantee, showing that such policies, with such mortgage clauses, are in force, shall be deposited with Grantee as additional security hereunder; and Grantor shall also maintain at the cost and expense of Grantor such public liability and other insurance as Grantee may reasonably request, insuring Grantor and Grantee against liabilities, claims, damages and losses to persons and property arising by reason of the use or occupation of the Mortgaged Property;

         (b) All insurance moneys received on account of any loss or damage to the Mortgaged Property, after deducting therefrom the reasonable charges and expenses paid or incurred

Real Estate Mortgage                                                       - 4 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



         in connection with the collection and disbursement of said moneys, may be used and applied, at the option of Grantee, either for the purpose of paying the cost of repair, restoration or replacement of the Mortgaged Property damaged or destroyed, or applied to the prepayment, or partial prepayment, of the Indebtedness secured hereby in such order and manner as Grantee may elect; and

         (c) Grantor grants to Grantee full power and authority to make proof of loss under any and all insurance policies, either in the name of Grantor or in the name of Grantee, and to adjust, settle, collect and receipt for all insurance, and to endorse for and in behalf and in the name of Grantor any check, draft or other instrument received therefor, and to collect the proceeds thereof, and also, if an Event of Default shall have occurred hereunder, to collect and receipt for any unearned premiums and to apply same on the Indebtedness secured hereby in such order and manner as Grantee may elect. In the event of foreclosure sale, any and all insurance policies may be assigned without consent of Grantor, and Grantor authorizes Grantee to assign said policies to the purchaser or purchasers at such foreclosure sale, or if Grantee elects so to do, Grantee may collect any unearned premiums and apply the same on the Indebtedness secured hereby in such order and manner as Grantee may elect.

(4) Indemnity. Grantor will protect, save harmless and indemnify Grantee from and against any and all claims, demands, losses, liabilities, costs and expenses, of whatever nature, which may arise or result, directly or indirectly by reason of the use or occupation of the Mortgaged Property or any part thereof.

(5) Repairs. Grantor will at all times keep the Mortgaged Property and every part thereof in good repair and condition, without any liability of Grantee to any person for damage for failure to repair or for any other cause, and Grantor will from time to time make all needful and proper repairs, restorations, renewals and replacements thereof, so that at all times the value of the security and the efficiency of the Mortgaged Property and every part thereof shall be fully preserved and maintained, and Grantor will not permit or allow the Mortgaged Property, or any part thereof, to depreciate in value by any act or neglect.

(6) Compliance. Grantor will not use or permit the Mortgaged Property or any part thereof to be used in any manner inconsistent with the rights of Grantee hereunder, or in violation of the provisions of any insurance policy or any rules or regulations of insurance underwriters, and in the use of said Mortgaged Property will comply with, all laws, ordinances, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body, officer or department applicable to the Mortgaged Property or to the uses and purposes thereof, and will maintain and use the Mortgaged Property in full compliance therewith.

Real Estate Mortgage                                                       - 5 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont




(7) Condemnation. In the event the Mortgaged Property, or any part thereof, be taken through condemnation proceedings or by virtue of the exercise of the right of eminent domain or pursuant to governmental action, any and all amounts awarded in any such condemnation proceeding for the taking of the Mortgaged Property, or any part thereof, are hereby assigned to and shall be paid to Grantee, and when received by Grantee, after deducting all reasonable charges and expenses paid or incurred in connection with the collection thereof, the same may be applied to the Indebtedness secured hereby in such order and manner as Grantee may elect, or, at the option of Grantee, the same may be applied in whole or in part to the replacement of that part of the Mortgaged Property so taken, or to the repair or restoration of that part of the Mortgaged Property not so taken.

(8) Destruction. In the event any part of the Mortgaged Property or any additions, betterments, substitutions or replacements shall be destroyed or damaged by any party or from any cause whereby Grantor becomes entitled to indemnity therefor from any third person or persons, Grantor, for the considerations named, does hereby sell, assign, and transfer to Grantee all of such sum or sums so due from any such third person or persons, and Grantee is hereby authorized to receive, collect and sue for the same and Grantor hereby authorizes and directs that such sum or sums be paid to Grantee upon presentation of a duly certified copy hereof. Any and all sums received by Grantee hereunder, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said monies, may be used and applied at the option of Grantee either for the purpose of paying the cost of repair, restoration or replacement of the Mortgaged Property damaged or destroyed, or applied to the prepayment, or partial prepayment, of the Indebtedness secured hereby in such order and manner as Grantee may elect.

(9) Taxes. Grantor hereby covenants and agrees to pay all taxes, assessments, liens and other charges that may be levied or assessed against the Mortgaged Property, or any part thereof. If Grantor shall fail to pay any tax, assessment, lien or other charge levied or assessed against the Mortgaged Property, or any part thereof, or shall fail to keep and perform any of the covenants and conditions herein contained, Grantee shall be privileged, but shall not be obligated, to pay any such tax, assessment, lien, rent or other charge, or to redeem such property from any sale or foreclosure for taxes or assessments or liens, and may effect and pay such insurance, pay any such obligations and make such other disbursements as are necessary or advisable in the opinion of Grantee to cure any such default of Grantor hereunder, or to protect the lien or the rights of Grantee hereunder; any and all such sums of money advanced for such purposes, or any of them, by Grantee, shall be deemed an additional principal sum secured by this Mortgage and shall be payable on demand with interest at the post-maturity rate per annum applicable under the Note(s) secured hereby from the time so advanced, and failure on the part of Grantor to repay the amounts so advanced on demand shall constitute an Event of Default hereunder; provided, however, nothing herein contained shall be construed as requiring Grantee to effect such insurance or to advance or expend money for any of the purposes aforesaid.

Real Estate Mortgage                                                       - 6 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont




(10) Inspections. Grantee, or its agents, representatives or workmen, are hereby authorized to enter at any reasonable time upon or in any part of the Mortgaged Property for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder.

             Environmental Representations, Warranties and Covenants
             -------------------------------------------------------

Grantor further makes the following representations, warranties, and covenants, all of which are subject to any exceptions that Grantor may have previously disclosed in writing to Grantee, and which, to the extent that they deal with representations of fact, are based on Grantor's present knowledge, arrived at after reasonable inquiry.

(1) Use of Property and Facilities. (a) Grantor will (i) use, handle, transport or store Hazardous Materials as defined under any Environmental Law or (ii) store or treat nonhazardous wastes (a) in a good and prudent manner in the ordinary course of business, and (b) in compliance with all applicable Environmental Laws.

         (b) Grantor will not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the property, or employ or use the property to generate, use, handle, manufacture, treat, store, process, transport or dispose of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to public safety, health or the environment or cause, or allow to be caused, a known or suspected release of Hazardous Materials, on under or from the property.

         (c) Grantor will not do or permit any act or thing, business or operation, which poses an unreasonable risk of harm, or impairs, or may impair, the value of the property, or any part thereof.

(2) Condition of Property. (a) Grantor shall take all appropriate response action, including any removal and remedial action, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under or about the property, so as to remain in compliance with Environmental Law as hereinafter defined.

         (b) Underground tanks, wells (except domestic water wells), septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the property, if any, are maintained in compliance with applicable Environmental Law.

Real Estate Mortgage                                                       - 7 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



(3) Notice of Environmental Problem or Litigation. Neither Grantor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Grantor and/or any tenants have violated, or are about to violate, any Environmental Law, judgment or order; (ii) there has been a release, or there is a threat of release, of Hazardous Materials from the property; (iii) Grantor and/or tenants may be or are liable, in whole or in part, for the costs or cleaning up, remediating, removing or responding to a release or threatened release of Hazardous Materials; (iv) the property is subject to a lien in favor of any governmental entity or any liability, costs or damages, under any Environmental Law arising from or costs incurred by such governmental entity in response to a release or a threatened release of a Hazardous Material. Grantor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable, that would subject Grantor to any such investigation, litigation, administrative enforcement or any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. In the event such notice, Grantor and any tenants shall immediately provide a copy to the Grantee.

(4) Right of Inspection. Grantor hereby grants, and will cause any tenants to grant, to Grantee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the property thereon, as the Grantee, in its sole discretion, determines are necessary to protect its security interest, provided however, that under no circumstances shall the Grantee be obligated to perform such inspections or tests.

(5) Indemnity. Grantor agrees to indemnify and hold Grantee, its directors, employees, agents, and its successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of Grantor to comply with the environmental representations, warranties and covenants contained herein.

(6) Continuation of Representations, Warranties, Covenants and Indemnities. Grantor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation, the satisfaction of the promissory note(s) secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Grantee of a deed in lieu of foreclosure, or any transfer or abandonment of the property.

Real Estate Mortgage                                                       - 8 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont





(7) Corrective Action. In the event the Grantor is in breach of any of its representations, warranties or agreements as set forth above, Grantor at its sole expense, shall take all action required, including environmental cleanup of the property, to comply with the representations, warranties and covenants herein or applicable legal requirements and, in any event, shall take all action deemed necessary under all applicable Environmental Laws.

(8) Hazardous Materials Defined. The term "Hazardous Materials" shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law.

(9) Environmental Law Defined. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulation, administrative order and permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental conditions on, under or about the property.

Real Estate Mortgage                                                       - 9 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



                           Events of Default: Remedies
                           ---------------------------

         It is expressly provided and agreed by Grantor that in the event any one or more of the following events, each of which shall be, and is hereby defined as an "Event of Default," shall occur, to-wit:

         (a) If default shall be made in the payment of any principal of or interest on any of the Indebtedness secured hereby as and when the same shall become due and payable, whether by reason of acceleration or otherwise;

         (b) If default shall be made by Grantor in the due performance or observance of any covenant, agreement or condition herein contained or required to be performed or observed by Grantor and such default shall continue unremedied for a period of fifteen (15) days after the date of the mailing of a written notice addressed to Grantor at the address hereinabove set forth, or to such other address as may be designated by Grantor in written notice delivered to Grantee;

         (c) If any representation or warranty of Grantor contained herein shall prove to be in any material respect incorrect or if there shall be any other breach of any such representation or warranty;

         (d) If Grantor should become insolvent either in the equity or bankruptcy definition of the term, or if a voluntary or involuntary petition in bankruptcy or reorganization of Grantor is filed, or if Grantor makes an assignment for the benefit of creditors, or an arrangement with its creditors or if a receiver or trustee is appointed for Grantor's business or property or if Grantor's interest in the Mortgaged Property shall pass by operation of law as the result of any creditor's action, suit or proceeding;

         (e) If any of the Mortgaged Property is sold, transferred, assigned or in any manner conveyed without the prior written consent of Grantee;

         (f) If a default or event of default shall occur under or within the meaning of any other deed of trust or mortgage covering any of the Mortgaged Property;

         (g) If a default or event of default shall occur under or within the meaning of any agreement, document or instrument evidencing or securing any of the Indebtedness secured hereby; or

         (h) If Grantor shall be declared by Grantee to be in default on, or pursuant to the terms of, (i) any other present or future obligation to Grantee, including, without limitation, any other loan, line of credit, revolving credit, guaranty or reimbursement obligation relating to any

Real Estate Mortgage                                                      - 10 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont


         letter of credit issued by Grantee for the account of Grantor, or (ii) any other present or future obligation purporting to convey to Grantee a lien or encumbrance upon, or a security interest in, any of the property or assets of Grantor;

THEN, AND IN EACH AND EVERY SUCH EVENT:

(1) The entire outstanding principal balance of all of the Indebtedness secured hereby and all accrued and unpaid interest thereon shall, at the option of Grantee, become and be due and payable immediately, anything in the Note(s) or in this Mortgage to the contrary notwithstanding;

(2) Grantee shall have the right immediately to foreclose this Mortgage. In any foreclosure proceeding the court shall, upon application, at once, and without notice to Grantor, or any party claiming under said Grantor, and without giving bond on such application (such notice and bond being hereby expressly waived) and also without reference to the then value of the Mortgaged Property, to the use of said Mortgaged Property as a homestead, or to the solvency or insolvency of any person liable for any of the Indebtedness secured hereby, appoint a receiver for the benefit of the legal holder of the Indebtedness secured hereby, to take possession of the Mortgaged Property, with power to collect rents, issues, and profits of the Mortgaged Property, then due or to become due, during the pendency of such foreclosure suit, and until the time to redeem the same shall expire (such rents, issues and profits being hereby expressly assigned and pledged as additional security for the payment of the Indebtedness secured by this Mortgage); this provision for appointment of a receiver being expressly a condition upon which the loan hereby secured was made; and Grantor hereby further consents that said receiver may, out of the said rents, pay prior or coordinate liens, the taxes, assessments, water rates and insurance on Mortgaged Property, then due or unpaid or accruing whether before or after the filing of such bill, and for any necessary repairs thereon, and management and rental fees and any other proper charges, and the amount of any deficiency decree; provided that, in case of any default or breach, as aforesaid, as a concurrent (and not alternative or exclusive) remedy and measure for making effective the terms provisions and purposes hereof, it shall be lawful for Grantee, its agent or attorney forthwith (either with or without process of law, forcibly or otherwise) to enter upon and take possession of said Mortgaged Property and to expel and remove any person, goods or chattels, occupying or upon the same, to collect and to receive all the rents, issues and profits therefrom, from time to time, to manage and control the same and make all necessary repairs, and lease the same or any part thereof at such rentals as in its sole discretion it may deem just and reasonable, and after deducting all reasonable attorneys' fees and all expenses incurred in the protection, care, repair and management of said Mortgaged Property, apply the remaining income upon the Indebtedness hereby secured in the same manner as is hereafter provided upon the sale of said mortgaged property under foreclosure; and said Grantor hereby expressly releases and waives any and all right to possession, control or management of the Mortgaged Property, or to the rents, issues and profits therefrom, after any default or breach of the terms or provisions of this Mortgage and said Grantor hereby further expressly releases and waives any and all damages and claims for damages occasioned by such expulsion; and

Real Estate Mortgage                                                      - 11 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



(3) Grantee may exercise all other right and remedies it has at law or in equity or hereunder.

         In the case of foreclosure of the lien of this Mortgage by the Grantee, in any court of law or equity, there shall be allowed all court costs and expenses incurred by the Grantee, including reasonable attorneys' fees and expenses, stenographers' charges, cost of procuring a complete abstract of title to said Mortgaged Property and continuations thereof, opinions of title or title guaranty policies and continuations thereof covering said foreclosure proceedings, cost of procuring testimony and evidence and all costs and expenses incurred by the Grantee in and about any such suit or proceeding, or in the preparation therefor; and in case Grantee shall be made party to any suit or legal proceedings by reason of this Mortgage, its costs, expenses and reasonable attorneys' fees and expenses in such suit or proceedings shall be paid by Grantor on demand and if not paid shall become so much additional Indebtedness hereunder and shall be a further lien or charge upon said Mortgaged Property.

         All fees and expenses allowable pursuant to the provisions hereof shall be additional Indebtedness secured hereby and shall be a charge upon said Mortgaged Property and shall constitute a lien thereon prior and paramount to the Indebtedness secured hereby, and whenever possible shall be provided for in any judgment or decree entered in any such proceedings. There shall be included in any decree foreclosing the lien of this Mortgage and be paid out of the rents or proceeds of any sale made in pursuance of any such decree in the following order: (i) all costs of such suit or suits, advertising, sale and conveyance, reasonable attorneys' fees of attorneys for the Grantee, stenographers' fees, outlays for documentary evidence and costs of abstract and examination of title, title opinions and title guaranty policies; (ii) all moneys advanced by the Grantee for any purpose authorized in the Mortgage, with interest on such advances at the highest post-maturity rate of interest applicable under the Note(s) secured hereby; (iii) all the accrued interest remaining unpaid on the Indebtedness secured hereby; and (iv) all of the Indebtedness secured hereby remaining unpaid. The overplus of the proceeds of the sale, if any, shall then be paid to the party entitled thereto. In case, after legal proceedings are instituted to foreclose the lien of this Mortgage, tender is made of the entire Indebtedness due hereunder, Grantee shall be entitled to reimbursement for expenses incurred in connection with such legal proceedings, including such expenditures as are enumerated above, and such expenses shall be so much additional Indebtedness secured by this Mortgage, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses and charges shall have been paid in full.

         Grantor, on behalf of itself and all persons now or hereafter interested in the Mortgaged Property or the collateral secured hereby, to the

Real Estate Mortgage                                                      - 12 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



fullest extent permitted by applicable law hereby waives all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, reinstatement and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all of the Indebtedness secured by this Mortgage, and Grantor agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Mortgage or any of the collateral secured hereby. Without limiting the generality of the preceding sentence, Grantor, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage, hereby irrevocably waives any and all rights of reinstatement and rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any powers contained herein or under any sale pursuant to any statute, order, decree or judgment of any court. Grantor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the collateral secured hereby shall be sold in the event of any sale or sales pursuant hereto and to have any of the collateral secured hereby or any other property now or hereafter constituting security for any of the Indebtedness secured hereby marshaled upon any foreclosure of this Mortgage or of any other security for any of said Indebtedness.

         Upon the foreclosure and sale of the Mortgaged Property, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the cost and expense of executing this Mortgage, including reasonable compensation of Grantee and reasonable attorneys' fees, outlays for documentary stamps, cost of procuring title certificates, continuing abstracts, title searches or examinations reasonably necessary or proper; and, next, to the payment of any and all advances made by Grantee with interest thereon as hereinabove provided; next to the payment of the balance of the Indebtedness secured hereby, with interest thereon as therein provided; and any surplus thereafter shall be paid to Grantor; provided that in the event the net proceeds of such sale or sales shall not be sufficient to pay in full the Indebtedness hereby secured, Grantor hereby promises and agrees to pay any deficiency thereon on demand with interest.

         No remedy herein conferred upon or reserved to Grantee is intended to be exclusive of any other remedy, but every remedy herein provided shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by this Mortgage to Grantee may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Grantee to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case Grantee shall have proceeded to enforce any right under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, Grantor and Grantee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Mortgaged Property, and all rights, remedies and powers of Grantee shall continue as though no such proceedings had been taken. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

Real Estate Mortgage                                                      - 13 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont


         If any additional sum or sums shall become due and owing, by Grantor to Grantee, pursuant to the provisions hereof, the affidavit of Grantee shall be sufficient evidence of the fact that such additional sums are secured hereby in the amount set forth in such affidavit.

                               General Provisions
                               ------------------

         Should Grantee, or its successors or assigns, be made defendant in any suit involving the title to any of the properties hereby conveyed, or involving the validity or priority of the lien of this Mortgage, then it is agreed that attorneys' fees and expenses in a reasonable amount shall be fixed by the court in which said suit may be pending, and may be adjudged in favor of the attorney or attorneys of record representing the said parties, which fee shall be adjudged against the Grantor, and that such reasonable costs and expenses of the said parties, or any of them shall also be fixed and adjudged as costs therein by the court, and it is agreed that all such fees, costs and expenses of every such proceeding shall be adjudged against said Grantor, and when so adjudged shall be secured by this Mortgage.

         This Mortgage and all provisions hereof shall extend to and be binding upon Grantor and all parties claiming by, through or under Grantor. The term "Grantee" shall be deemed to mean and include the endorsee(s), transferee(s) or the holder(s) at the time being of the Note(s) or any of the other Indebtedness secured hereby, and the successors and assigns of Grantee; and the covenants and agreements shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of Grantor and the endorsee(s), transferee(s), successors and assigns of Grantee. All of the grants, covenants, terms, agreements, provisions and conditions herein contained shall run with the land. Time is of the essence of all Grantor's obligations hereunder. The captions or headings used herein are for the convenience of the parties and are not a part of this Mortgage.

         To the extent that proceeds of the Indebtedness secured hereby or advances under this Mortgage are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, Grantee shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

         This Mortgage cannot be changed, modified, amended, supplemented or varied except by an agreement in writing signed by Grantor and Grantee.

Real Estate Mortgage                                                      - 14 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont



         A power of sale to foreclose this Mortgage pursuant to the provision of 12 V.S.A. Section 4531-4533, inclusive, is hereby granted.

         This Mortgage, the Note(s) and any related loan documents shall be governed by and construed in accordance with the internal laws of the State of Vermont.

         NOW, THEREFORE, if said indebtedness above recited shall be well and truly paid according to the tenor and effect thereof, and if all the terms, covenants, and agreements of the Grantor herein contained shall be fully and faithfully performed, then this Deed shall be void, but otherwise shall remain in full force and effect.


The words "Grantor" and "Grantee" wherever used herein shall include the successors and assigns of each.

IN WITNESS WHEREOF, Grantor has caused its corporate seal to be hereto affixed and these presents to be signed, acknowledged, and delivered in its name and behalf by Gennaro Falivene its President and by ___________________________ its ________________________________, this 23 day of May, 2001.


Signed, sealed and delivered in the               LUCILLE FARMS OF VERMONT, INC.
presence of


/s/ Sarah Field                                 By /s/ Gennero Falivene
----------------------------                       -----------------------------
                                                          Gennero Falivene
----------------------------                       -----------------------------
                                                       Its President and Duly
                                                          Authorized Agent

Real Estate Mortgage                                                      - 15 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont







STATE OF VERMONT              )
                              )  ss.
County of Washington          )


On this 23 day of May,  2001, personally appeared Gennaro Falivene and

________________________________ who executed the foregoing instrument as the

President and  _____________________________,

duly authorized agents of Lucille Farms of Vermont, Inc. and acknowledged the same to be the free act and deed of said corporation, and that they as officials and agents freely executed the same, before me.


                                                           /s/ Sarah Field
                                                 -------------------------------
                                                          Notary Public

My Commission Expires:  2/10/03

Real Estate Mortgage                                                      - 16 -
LUCILLE FARMS OF VERMONT, INC.
Swanton, Vermont




                                    Exhibit A

SWANTON, FRANKLIN COUNTY, VERMONT

PARCEL 1
--------

All and the same land and premises conveyed to Lucille Farms of Vermont, Inc., by deed of Franklin County Industrial Development Corporation (formerly called Target Area Development Corporation), dated June 15, 1994, recorded, or to be recorded, in the Town of Swanton, Vermont, Land Records, being all and the same land and premises, and building improvements thereon, consisting of a cheese manufacturing plant and facilities related thereto, conveyed to Target Area Development Corporation by Warranty Deed of Swanton Village, Inc., dated April 30, 1974, recorded in Book 87 at Page 39 of the Town of Swanton Land Records; EXCEPTING, HOWEVER, from the premises herein conveyed is a small narrow triangular, unimproved one-quarter acre section located at the Northwesterly-most corner, which section has been conveyed to Lucien Demers and Jane Demers by Deed dated October 15, 1984, recorded on October 17, 1984 in Book 98 at Page 414 in the Swanton Land records, which corner section was conveyed in exchange for a sewer line easement right-of-way.

PARCEL 2
--------

ALL AND THE SAME LAND AND PREMISES CONSISTING OF 7.0 ACRES AND RELATED EASEMENTS, CONVEYED BY Warranty Deed of Swanton Village, Inc., to Lucille Farm Products, Inc., dated October 12, 1984, recorded October 17, 1984 in Book 98 at Page 415 of the Town of Swanton, Vermont, Land Records; together with all machinery and equipment of every kind and nature now and hereafter acquired used in or incidental to that certain Wastewater Pretreatment Facility located on the above described premises, all of which machinery and equipment shall be deemed to be appurtenant to and a part of the freehold estate hereinabove described.

TOGETHER WITH certain underground sewer line right-of-way easements servicing both Parcels 1 and 2 above granted by (i) Easement Deed of Lucien Demers and Jane Demers dated October 16, 1984, recorded on October 17, 1984, in Book 100 at Page 365 in the Town of Swanton Land Records, (ii) Easement Deed of Philip Falivene, Gennaro Falivene and Alfonso Falivene, dated October 16, 1984, and recorded October 17, 1984, in Book 100 at Page 367 in the Town of Swanton Land Records, and (iii) an Underground Facility Agreement between Central Vermont Railway, Inc., and Lucille Farm Products, Inc., dated October 1, 1984, for the purpose of installing an underground six inch force main sewer line within said railroad property.

                                   CoBANK, ACB
                               SECURITY AGREEMENT


         This Security Agreement is executed and delivered by LUCILLE FARMS OF VERMONT, INC. (the "Debtor"), having its place of business (or chief executive office if more than one place of business) located at 11 Jonergin Drive (P.O. Box 11), Swanton Industrial Park, Swanton, Vermont 05488 and whose taxpayer identification number is 13-2963923, to the CoBank, ACB (the "Secured Party"), whose mailing address is 245 North Waco, P. O. Box 2940, Wichita, Kansas 67201-2940.

         SECTION 1. GRANT OF SECURITY INTEREST. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby grants to the Secured Party a security interest in all of the following property, wherever located and whether now existing or hereafter acquired, together with all accessions and additions thereto, and all products and proceeds thereof:

         chattel paper; instruments, investment property (including, without limitation, certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, and commodity accounts), letters of credit; documents; equipment; farm products; fixtures; general intangibles (including, without limitation, choses or things in action, litigation rights and resulting judgments, goodwill, patents, trademarks and other intellectual property, tax refunds, miscellaneous rights to payment, investments and other interests in entities not included in the definition of investment property (including, without limitation, all equities and patronage rights in all cooperatives and all interests in partnerships and joint ventures), margin accounts, computer programs, invoices, books, records, and other information relating to or arising out of the Debtor's business); and, to the extent not covered by the above, all other personal property of the Debtor of every type and description, including, without limitation, interests or claims in or under any policy of insurance, tort claims, deposit accounts, money, and judgments (the "Collateral").

Where applicable, all terms used herein shall have the same meaning as set forth in the Uniform Commercial Code (the "UCC").

         SECTION 2. THE OBLIGATIONS. The security interest granted hereunder shall secure the payment of all indebtedness and the performance of all obligations of the Debtor to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including without limitation all loans, advances and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties (the "Obligations").

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants as follows:

SECURITY AGREEMENT                                                             2
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont

                  A. Title to Collateral. Except as permitted by any other written agreement between the parties, and except for any security interest in favor of the Secured Party, the Debtor has clear title to all Collateral free of all adverse claims, interests, liens, or encumbrances. Without the prior written consent of the Secured Party, the Debtor shall not create or permit the existence of any adverse claims, interests, liens, or other encumbrances against any of the Collateral. The Debtor shall provide prompt written notice to the Secured Party of any future adverse claims, interests, liens, or encumbrances against all Collateral, and shall defend diligently the Debtor's and the Secured Party's interests in all Collateral.

                  B. Validity of Security Agreement; Corporate Authority. This Security Agreement is the valid and binding obligation of the Debtor, enforceable in accordance with its terms. The Debtor has the corporate power to execute, deliver and carry out the terms and provisions of this Security Agreement and all related documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Security Agreement and all related documents.

                  C. Location of the Debtor. The Debtor's  place of business
(or chief executive office if more than one place of business) is located at the address shown above.

                  D. Location of Collateral. All equipment and inventory are now at the location or locations specified on Schedule A attached hereto and made a part hereof. All farm products and fixtures are now at the location or locations specified on Schedule B attached hereto and made a part hereof.

                  E. Name, Identity, and Corporate Structure. Except as otherwise disclosed to the Secured Party in writing, the Debtor has not within the past ten years changed its name, identity or corporate structure through incorporation, merger, consolidation, joint venture or otherwise.

                  F. Change in Name, Location of Collateral, Etc. Without giving at least thirty days' prior written notice to the Secured Party, the Debtor shall not change its name, identity or corporate structure, the location of its place of business (or chief executive office if more than one place of business), or the location of the Collateral.

                  G. Further Assurances. Upon the request of the Secured Party, the Debtor shall do all acts and things as the Secured Party may from time to time deem necessary or advisable to enable it to perfect, maintain, and continue the perfection and priority of the security interest of the Secured Party in the Collateral, or to facilitate the exercise by the Secured Party of any rights or remedies granted to the Secured Party hereunder or provided by law. Without limiting the foregoing, the Debtor agrees to execute, in form and substance satisfactory to the

SECURITY AGREEMENT                                                             3
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont


Secured Party, such financing statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as the Secured Party may from time to time request. In addition, in the event the Collateral or any part thereof consists of instruments, documents, chattel paper, or money (whether or not proceeds of the Collateral), the Debtor shall, upon the request of the Secured Party, deliver possession thereof to the Secured Party (or to an agent of the Secured Party retained for that purpose), together with any appropriate endorsements and/or assignments. The Secured Party shall use reasonable care in the custody and preservation of such Collateral in its possession, but shall not be required to take any steps necessary to preserve rights against prior parties. All costs and expenses incurred by the Secured Party to establish, perfect, maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and expenses of any agent retained by Secured Party) shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

                  H. Insurance. The Debtor shall maintain such property and casualty insurance with such insurance companies, in such amounts, and covering such risks, as are at all times satisfactory to the Secured Party. All such policies shall provide for loss payable clauses or endorsements in form and content acceptable to the Secured Party. Upon the request of the Secured Party, all policies (or such other proof of compliance with this Section as may be satisfactory to the Secured Party) shall be delivered to the Secured Party. The Debtor shall pay all insurance premiums when due. In the event of loss, damage, or injury to any insured Collateral, the Secured Party shall have full power to collect any and all insurance proceeds due under any of such policies, and may, at its option, apply such proceeds to the payment of any of the Obligations secured hereby, or may apply such proceeds to the repair or replacement of such Collateral.

                  I. Taxes, Levies, Etc. The Debtor has paid and shall continue to pay when due all taxes, levies, assessments, or other charges which may become an enforceable lien against the Collateral.

                  J. Disposition and Use of Collateral by the Debtor. Without the prior written consent of the Secured Party and provided the Debtor is not in default hereunder, the Debtor shall not at any time sell, transfer, lease, abandon, or otherwise dispose of any Collateral except in the ordinary course of its business. The Debtor shall not use any of the Collateral in any manner which violates any statute, regulation, ordinance, rule, decree, order, or insurance policy.

                  K. Receivables. The Debtor shall preserve, enforce, and collect all accounts, chattel paper, instruments, documents and general intangibles, whether now owned or hereafter acquired or arising (the "Receivables"), in a diligent fashion and, upon the request of the Secured Party, the Debtor shall execute an agreement in form and substance satisfactory to the Secured

SECURITY AGREEMENT                                                             4
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont


Party by which the Debtor shall direct all account debtors and obligors on instruments to make payment to a lock box deposit account under the exclusive control of the Secured Party.

                  L. Condition of Collateral. All tangible Collateral is now in good repair and condition and the Debtor shall at all times hereafter, at its own expense, maintain all such Collateral in good repair and condition.

                  M. Condition of Books and Records. The Debtor has maintained and shall maintain complete, accurate and up-to-date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be satisfactory to the Secured Party, and shall allow the Secured Party or its representatives at any reasonable time to examine and copy such books, records, accounts, and other information.

                  N. Right of Inspection. At all reasonable times upon the request of the Secured Party, the Debtor shall allow the Secured Party or its representatives to visit any of the Debtor's properties or locations so that the Secured Party or its representatives may confirm, inspect and appraise any of the Collateral.

                  O. Intercreditor Agreement. This security agreement is subject to the terms and provisions of that certain Intercreditor Agreement dated
May 23, 2001 between First International Bank, N.A., and Chittenden Trust Company d/b/a/ and CoBank, ACB.

         SECTION 4. DEFAULT. The breach of any of the Obligations secured hereby, and/or the breach of any representation, warranty, covenant, or agreement contained in this Security Agreement, shall constitute default hereunder.

         SECTION 5. RIGHTS AND REMEDIES. Upon the Debtor's default and at any time thereafter, the Secured Party may declare all Obligations to be immediately due and payable and may exercise any and all rights and remedies of the Secured Party in the enforcement of its security interest under the UCC, this Security Agreement, or any other applicable law. Without limiting the foregoing:

                  A. Disposition of Collateral. The Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale or at any brokers' board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such other terms as may be acceptable to the Secured Party, and the Secured Party may purchase at any public sale. At any time when advance notice of sale is required, the Debtor agrees that ten days' prior written notice shall be reasonable. In connection with the foregoing, the Secured Party may:

SECURITY AGREEMENT                                                             5
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont


                      1. require the Debtor to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

                      2. enter the premises of the Debtor or premises under the Debtor's control and take possession of the Collateral;

                      3. without charge, use or occupy the premises of the Debtor or premises under the Debtor's control, including without limitation, warehouse and other storage facilities;

                      4. without charge, use any patent, trademark, tradename, or other intellectual property or technical process used by the Debtor in connection with any of the Collateral; and

                      5. rely conclusively upon the advice or instructions of any one or more brokers or other experts selected by the Secured Party to determine the method or manner of disposition of any of the Collateral and, in such event, any disposition of the Collateral by the Secured Party in accordance with such advice or instructions shall be deemed to be commercially reasonable.

                  B. Collection of Receivables. The Secured Party may, but shall not be obligated to, take all actions reasonable or necessary to preserve, enforce or collect the Receivables, including without limitation, the right to notify account debtors and obligors on instruments to make direct payment to the Secured Party, to permit any extension, compromise, or settlement of any of the Receivables for less than face value, or to sue on any Receivable, all without prior notice to the Debtor.

                  C. Proceeds. The Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of the Debtor in favor of the Secured Party on any and all checks, drafts, money orders, notes, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral. The Secured Party may receive and open all mail addressed to the Debtor and remove therefrom any cash or non-cash items of payment constituting proceeds of the Collateral.

                  D. Insurance Adjustments. The Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of the Debtor on any and all checks or drafts drawn by any insurer, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

SECURITY AGREEMENT                                                             6
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont



The net proceeds of any disposition of the Collateral may be applied by the Secured Party, after deducting its reasonable expenses incurred in such disposition, to the payment in whole or in part of the Obligations in such order as the Secured Party may elect. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right and/or remedy shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non-exclusive.

         SECTION 6. OTHER PROVISIONS.

                  A. Amendment, Modification, and Waiver. Without the prior written consent of the Secured Party, no amendment, modification, or waiver of, or consent to any departure by the Debtor from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by the Secured Party to exercise any remedy hereunder shall be deemed a waiver thereof or of any other remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any remedy on any subsequent occasion.

                  B. Costs and Attorney's Fees. Except as prohibited by law, if at any time the Secured Party employs counsel in connection with the creation, perfection, preservation, or release of the Secured Party's security interest in the Collateral or the enforcement of any of the Secured Party's rights or remedies hereunder, all of the Secured Party's reasonable attorney's fees arising from such services and all expenses, costs, or charges relating thereto shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

                  C. No Obligation to Make Loans. Nothing contained herein or in any financing statement or other document executed or filed in connection herewith shall be construed to obligate the Secured Party to make any loans or advances to the Debtor, whether pursuant to a commitment or otherwise.

                  D. Revival of Obligations. To the extent the Debtor or any third party makes a payment or payments to the Secured Party or the Secured Party enforces its security interest or exercises any right of setoff, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or setoff had not occurred.

                  E. Performance by the Secured Party. In the event the Debtor shall at any time fail to pay or perform punctually any of its duties hereunder, the Secured Party may, at its

SECURITY AGREEMENT                                                             7
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont



option and without notice to or demand upon the Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by the Secured Party in connection therewith, together with interest thereon at the Secured Party's National Variable Rate plus four percent per annum, shall become part of the Obligations secured hereby and be paid by the Debtor upon demand.

                  F. Indemnification, Etc. The Debtor hereby expressly indemnifies and holds the Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage, and expense of every nature, arising by reason of the Secured Party's enforcement of its rights and remedies hereunder, or by reason of the Debtor's failure to comply with any environmental or other law or regulation. As to any action taken by the Secured Party hereunder, the Secured Party shall not be liable for any error of judgment or mistake of fact or law, absent gross negligence or willful misconduct on its part.

                  G. Power of Attorney. The Debtor hereby appoints the Secured Party or the Secured Party's designee as its attorney-in-fact, which appointment is irrevocable, durable, and coupled with an interest, with full power of substitution, in the name of the Debtor or in the name of the Secured Party, to take any action which the Debtor is obligated to perform hereunder or which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. In taking any action in accordance with this Section, the Secured Party shall not be deemed to be the agent of the Debtor. The powers conferred upon the Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.

                  H. Continuing Effect. This Security Agreement, the Secured Party's security interest in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full, the Secured Party has no commitment to make any further advances to the Debtor, and the Debtor has sent a valid written demand to the Secured Party for termination of this Security Agreement.

                  I. Binding Effect. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns.

                  J. Security Agreement as Financing Statement and Authorization to File Without Debtor's Signature. A photographic copy or other reproduction of this Security Agreement may be used as a financing statement. In addition, the Debtor agrees that CoBank may, to the extent permitted by applicable law, prepare and file financing statements, amendments thereto, and continuation statements without the signature of the Debtor and file any financing statement, amendment thereto or continuation statement electronically.

SECURITY AGREEMENT                                                             8
LUCILLE FARMS OF VERMONT, INC
Swanton, Vermont





                  K. Governing Law. Subject to any applicable federal law, this Security Agreement shall be construed in accordance with and governed by the laws of the State of Vermont.

                  L. Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the other party at the respective addresses given above, or to such other person or address as either party designates to the other in the manner herein prescribed.

                  M. Severability. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.

IN WITNESS WHEREOF, the Debtor has executed this Security Agreement by its duly authorized officer as of the day and year shown below.

                                           DEBTOR:

                                           LUCILLE FARMS OF VERMONT, INC.



Date:  May 23, 2001                        By: /s/ Gennaro Falivene
                                               ------------------------------
                                           Title: President
                                                  ---------------------------



                                           SECURED PARTY:



Date:  May 23, 2001                        By: /s/ Susan K Milan
                                               ------------------------------
                                           Title: Assistant Corporate Secretary
                                                  -----------------------------

                                   SCHEDULE A

                    To Security Agreement Dated May 23, 2001

          Executed By LUCILLE FARMS OF VERMONT, INC., Swanton, Vermont
                      ------------------------------------------------
                                     (Name of Debtor)

Set forth below are the present locations (by street, city, county, and state) of the Debtor's inventory and equipment.

Lucille Farms of Vermont, Inc.
11 Jonergin Drive
Swanton Industrial Park
Town of Stanton
County of Franklin
State of Vermont
Zip: 04588

                                   SCHEDULE B

                    To Security Agreement Dated May 23, 2001

          Executed By LUCILLE FARMS OF VERMONT, INC., Swanton, Vermont
                      ------------------------------------------------

Set forth below are the present locations (by street, city, county, and state) of the Debtor's farm products and fixtures.


Lucille Farms of Vermont, Inc.
11 Jonergin Drive
Swanton Industrial Park
Town of Stanton
County of Franklin
State of Vermont
Zip: 04588

                              CONTINUING GUARANTEE


         1. Guarantee. For valuable consideration and to induce CoBank, ACB ("CoBank") to extend a loan or loans to Lucille Farms of Vermont, Inc., of Swanton, Vermont ("Borrower"), of which the undersigned, St. Albans Cooperative Creamery, Inc., of St. Albans, Vermont ("Guarantor"), unconditionally and absolutely guarantees and promises to pay to CoBank, or order, on demand, in lawful money of the United States, any and all Indebtedness of Borrower to CoBank. The word "Indebtedness" is used herein in its more comprehensive sense, and includes any and all advances, debts, obligations and liabilities of Borrower, including but not limited to all principal, interest, fees, expenses and stock subscription charges, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitation, or whether such Indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guarantee is continuing. No termination by Guarantor shall be effective except by notice sent to CoBank by registered mail naming a termination date effective not less than ninety (90) days after the receipt of such notice by CoBank. No such termination shall affect (i) any Indebtedness of Borrower incurred prior to the effective date of termination or (ii) any Indebtedness for interest, fees, expenses and/or stock subscription charges incurred after termination related to any Indebtedness outstanding on the effective date of termination. Guarantor shall not be responsible for any future advances which have not been approved in writing by the Guarantor as hereinafter set forth.

         3. Joint and Several Obligations. This continuing guarantee is a guarantee of payment and not of collection. The obligations hereunder are joint and several, and independent upon the Indebtedness of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions.

         4. Waiver of Notice, Renewals, Extensions, Modifications, etc. Guarantor authorizes CoBank, without notice or demand and without affecting liability hereunder, from time to time, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, other than increasing the rate of interest thereon; (b) take and hold security for the payment of this Guarantee or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as CoBank in its discretion may determine. However, no security shall be released until Guarantor has the option to pay off the entire indebtedness as set forth in section 19.

         5. Waivers. Guarantor waives any right to require CoBank, as a condition to proceeding against Guarantor, to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower or Guarantor; or (c) pursue any other remedy in CoBank's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense or counter-claim that the Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, statute of limitations, lender liability, accord and satisfaction, and usury or by reason of the cessation from any cause whatsoever of the liability of Borrower. CoBank shall not knowingly withold any information at any time from the Guarantor which might affect the relationship of CoBank, Guarantor and Borrower. However, Guarantor waives the pleading or assertion of any defense based on the failure of CoBank to keep Guarantor informed of the financial and business status of Borrower, it being expressly acknowledged by Guarantor that it is Guarantor's responsibility to keep so informed. Until all Indebtedness of Borrower to CoBank shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which CoBank now has, or may hereafter have against Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by CoBank. Guarantor waives all setoffs and counterclaims, and all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, notices of sale of foreclosure of any security for the payment of the Indebtedness, and notices of acceptance of this Guarantee and of the existence, creation, or incurring or new or additional Indebtedness.

GUARANTOR WARRANTS AND AGREES THAT EACH OF THE WAIVERS SET FORTH IN THIS AGREEMENT IS MADE WITH GUARANTOR'S FULL KNOWLEDGE OF ITS SIGNIFICANCE AND CONSEQUENCES AND THAT, UNDER THE CIRCUMSTANCES, THE WAIVERS ARE REASONABLE AND NOT CONTRARY TO PUBLIC POLICY OR LAW. IF ANY SUCH WAIVER IS DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR PUBLIC POLICY, SUCH WAIVER SHALL BE EFFECTIVE ONLY TO THE EXTENT PERMITTED BY LAW OR PUBLIC POLICY.

         6. Rights of Setoff. In addition to all liens upon, and all rights of setoff against the monies, securities or other property of Guarantor's given to CoBank by law or by contract, CoBank shall have a lien upon and a right to setoff against all monies securities and other property of Guarantor's now or hereafter in the possession of or on deposit with CoBank, whether held in a general or special account of deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor's. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of CoBank, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by CoBank.

         7. Nonimpairment of Guarantee. No exercise or nonexercise of any right hereby given CoBank, no dealing by CoBank with Borrower or any other Guarantor, no change, impairment, or suspension of any of CoBank's rights or remedies, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against CoBank. CoBank shall not knowingly withhold any information at any time from the Guarantor which might affect the relationship of CoBank, Guarantor and Borrower. However, The Guarantor represents to CoBank that they are now and will be completely familiar with the business, operation, and condition of Borrower, and Guarantor waives any right to require CoBank to notify Guarantor of any facts concerning Borrower, unknown to Guarantor, material or otherwise, which might affect the relationship of CoBank, Guarantor, and Borrower, or which might cause Guarantor to give CoBank notice of termination of this Guarantee as herein provided.

         8. Guarantor's Subordination. Any Indebtedness of Borrower to Guarantor now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to CoBank; and such Indebtedness of Borrower to Guarantor, if CoBank so requests, shall be collected, enforced and received by Guarantor as trustee for CoBank and be paid over to CoBank on account of the Indebtedness of Borrower to CoBank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

         9. Reliance Upon Borrower. Although Borrower is a corporation, it is not necessary for CoBank to inquire into the powers of Borrower, or the officers, directors, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         10. Collection Costs and Fees. Guarantor agrees to pay the attorneys' fees of CoBank and all other costs and expenses which may be incurred by CoBank in the enforcement of this Guarantee, provided that CoBank prevails in any legal action; if CoBank does not prevail, then CoBank shall be responsible for the attorney fees, costs and expenses incurred by the prevailing party. If Guarantor institutes any legal action against CoBank to enforce this contract, CoBank agrees to pay the attorney fees of Guarantor and all other costs and expenses which may be incurred by the Guarantor in the enforcement of this guarantee, provided that Guarantor prevails in any legal action. If Guarantor does not prevail, then Guarantor shall be responsible for the attorney fees, costs and expenses of CoBank. This Guarantee shall be interpreted and enforced in accordance with the laws of the State of Vermont.

         11. Cumulative Rights. CoBank's rights under this Guarantee are cumulative and not alternative, and shall not be exhausted by CoBank's exercise of any one or more rights hereunder, or otherwise, or by any number of successive actions, unless and until all obligations of Borrower and Guarantor have been paid or performed. The liability under this Guarantee shall continue notwithstanding the incapacity or disability of Guarantor, and its benefits shall inure to CoBank's successors and assigns. CoBank may assign this Guarantee, in whole or in part, without notice to Guarantor. Guarantor waives all exemptions and all setoffs and counterclaims. Only to the extent that this Guarantee is inconsistent with any prior guarantee given by Guarantor to CoBank, or contains additional provisions, does this Guarantee supersede such prior guarantees; otherwise, such prior guarantees remain in full force and effect.

         12. Reinstatement of Guarantee. If any payment received by CoBank and applied to the Indebtedness is subsequently set aside, recovered, rescinded, or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower), the Indebtedness to which such payment was applied shall for the purposes of this continuing guarantee be deemed to have continued in existence, and this continuing guarantee shall be enforceable as to such Indebtedness as fully as if such applications had never been made.

         13. No Subrogation. Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against Borrower or any other person directly or contingently liable for the Indebtedness guaranteed hereunder, or against or with respect to Borrower's property, including without limitation, any property securing its Indebtedness to CoBank, arising from the existence or performance of this Guarantee. In addition to, and not in substitution for, any other rights granted to CoBank by this Guarantee, including but not limited to any rights set forth in Paragraph 11 above, in the event that a bankruptcy court determines that any monies paid by Borrower to CoBank are avoidable preferences because they were made for the benefit of Guarantor, then Guarantor shall indemnify and hold CoBank harmless from any losses, including, but not limited to all costs and expenses, including reasonable attorneys' fees, which CoBank may incur as a result of such determination.

         14. CoBank's Rights. The Guarantor agrees that if all or a portion of the Indebtedness is, at any time, secured by a deed of trust or mortgage covering interests in real property, CoBank, in its sole discretion, without notice or demand, and without affecting the liability of the Guarantor, may foreclose the deed of trust or mortgage, and the interest in real property, secured thereby by nonjudicial sale; and the Guarantor hereby waives any defense to the recovery by CoBank against the Guarantor of any deficiency after a nonjudicial sale. CoBank shall give Guarantor not less than fifteen days notice of its intention to institute any foreclosure proceedings so that Guarantor will have the opportunity to pay off the indebtedness as provided in Section 19.

         15. No Waiver. Neither this Agreement, nor any provision hereof, may be amended, modified, waived,or discharged except by an instrument in writing duly signed by, or on behalf of, CoBank.

         16. Severability of Provisions. In case any right of CoBank herein shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other right granted hereby.

         17. Guarantor's Representations. Guarantor represents and warrants that: (a) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guarantee;
(b) the Guarantor has not and will not, without CoBank's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of any of the Guarantor's assets, or any interest therein, other than in the ordinary course of business; (c) CoBank has made no representation to the Guarantor as to the creditworthiness of the Borrower; (d) the Guarantor will provide to CoBank financial and credit information in form acceptable to CoBank, including balance sheets and income statements no less frequently than annually, as soon as they become available, not later than 120 days after each fiscal year end or at such other times as CoBank may request.


         18. Financial Covenants. Unless otherwise agreed to in writing by CoBank, while this Guarantee is in effect, Guarantor agrees to:

               (A) Working Capital. Have at the end of each period for which financial statements are required to be furnished pursuant to Master Loan Agreement E114, as amended, between CoBank and St. Albans, an excess of current assets over current liabilities in accordance with GAAP consistently appled) of greater than $2,000,000.

               (B) Net Worth. Have at the end of each fiscal year of Guarantor an excess of total assets over total liabilities (both as determined in accordance with GAAP consistently applied) of greater than $6,000,000.

         19. NOTWITHSTANDING ANYTHING IN THIS GUARANTEE AGREEMENT TO THE CONTRARY, GUARANTOR SHALL HAVE THE OPTION AT ANY TIME TO PAY OFF THE INDEBTEDNESS AND RECEIVE AN ASSIGNMENT OF THE NOTE "WITHOUT RECOURSE" AND AN ASSIGNMENT OF ALL SECURITY.

         20. NOTWITHSTANDING ANYTHING IN THIS GUARANTEE AGREEMENT TO THE CONTRARY, GUARANTOR IS RESPONSIBLE FOR THE ORIGINAL $2,000,000 INDEBTEDNESS AND ANY OTHER ADVANCES TO WHICH THE GUARANTOR HAS APPROVED IN WRITING. IF COBANK MAKES ANY FURTHER ADVANCE WITHOUT THE APPROVAL OF GUARANTOR AS AFORESAID THEN ALL PAYMENTS FROM BORROWER TO COBANK SHALL BE FIRST APPLIED SOLELY TO THE INDEBTEDNESS GUARANTEED BY GUARANTOR.

         21. In the event:

          a. full or partial payment of the Borrower's indebtedness to CoBank is paid by Guarantor pursuant to this guarantee; and

          b. completion of all reasonable legal action by both CoBank and Guarantor to collect funds from the Borrower sufficient to repay any remaining indebtedness to CoBank and the funds paid by Guarantor to CoBank has occurred; and

          c. any indebtedness to CoBank or the funds paid by Guarantor to CoBank is left unpaid by Borrower due to the failure of CoBank to have properly executed or filed any Uniform Commercial Code records or documents documents related thereto;

       Then, CoBank agrees to pay to Guarantor, up to the amount of the payment made by the Guarantor to CoBank, one-half of the amount unpaid by Borrower by reason of such failure. In the event any indebtedness to CoBank or the funds paid by Guarantor to CoBank is left unpaid by Borrower but not due to such a failure by CoBank, the obligations of the Guarantor under this Guarantee shall remain unchanged.

         22. Paragraph Headings. Paragraph headings are for convenience of reference only and shall not be deemed a part of this Guarantee.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantee this 16 day of May, 2001.

                                           St. Albans Cooperative Creamery, Inc.


                                           By /s/ Leon J. Berthiaume
                                              ----------------------------------
                                           Title: CEO

Witness
------------------------------
Arthur A. Heald

                              CONTINUING GUARANTEE


         1. Guarantee. For valuable consideration and to induce CoBank, ACB ("CoBank") to extend a loan or loans to Lucille Farms of Vermont, Inc., of Swanton, Vermont ("Borrower"), of which the undersigned Lucille Farms, Inc., of Montville, New Jersey ("Guarantor"), unconditionally and absolutely guarantees and promises to pay to CoBank, or order, on demand, in lawful money of the United States, any and all Indebtedness of Borrower to CoBank. The word "Indebtedness" is used herein in its more comprehensive sense, and includes any and all advances, debts, obligations and liabilities of Borrower, including but not limited to all principal, interest, fees, expenses and stock subscription charges, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitation, or whether such Indebtedness may be or hereafter become otherwise unenforceable.

         2. This Guarantee is continuing. No termination by Guarantor shall be effective except by notice sent to CoBank by registered mail naming a termination date effective not less than ninety (90) days after the receipt of such notice by CoBank. No such termination shall affect (i) any Indebtedness of Borrower incurred prior to the effective date of termination or (ii) any Indebtedness for interest, fees, expenses and/or stock subscription charges incurred after termination related to any Indebtedness outstanding on the effective date of termination.

         3. Joint and Several Obligations. This continuing guarantee is a guarantee of payment and not of collection. The obligations hereunder are joint and several, and independent upon the Indebtedness of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower be joined in any such action or actions; and Guarantor waives the benefit of any statutes of limitations affecting its liability hereunder or the enforcement thereof.

         4. Waiver of Notice, Renewals, Extensions, Modifications, etc. Guarantor authorizes CoBank, without notice or demand and without affecting liability hereunder, from time to time, to (a) grant additional credit to Borrower, and renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guarantee or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as CoBank in its discretion may determine; and (d) release or substitute any one or more endorsers or guarantors of the Indebtedness.

         5. Waivers. Guarantor waives any right to require CoBank, as a condition to proceeding against Guarantor, to (a) proceed against Borrower or any other person; (b) proceed against or exhaust any security held from Borrower or Guarantor; or (c) pursue any other remedy in CoBank's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense or counter-claim that the Borrower may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, statute of limitations, lender liability, accord and satisfaction, and usury or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor waives the pleading or assertion of any defense based on the failure of CoBank to keep Guarantor informed of the financial and business status of Borrower, it being expressly acknowledged by Guarantor that it is Guarantor's responsibility to keep so informed. Until all Indebtedness of Borrower to CoBank shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which CoBank now has, or may hereafter have against Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by CoBank. Guarantor waives all setoffs and counterclaims, and all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, notices of sale of foreclosure of any security for the payment of the Indebtedness, and notices of acceptance of this Guarantee and of the existence, creation, or incurring or new or additional Indebtedness.

GUARANTOR WARRANTS AND AGREES THAT EACH OF THE WAIVERS SET FORTH IN THIS AGREEMENT IS MADE WITH GUARANTOR'S FULL KNOWLEDGE OF ITS SIGNIFICANCE AND CONSEQUENCES AND THAT, UNDER THE CIRCUMSTANCES, THE WAIVERS ARE REASONABLE AND NOT CONTRARY TO PUBLIC POLICY OR LAW. IF ANY SUCH WAIVER IS DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR PUBLIC POLICY, SUCH WAIVER SHALL BE EFFECTIVE ONLY TO THE EXTENT PERMITTED BY LAW OR PUBLIC POLICY.

         6. Rights of Setoff. In addition to all liens upon, and all rights of setoff against the monies, securities or other property of Guarantor given to CoBank by law or by contract, CoBank shall have a lien upon and a right to setoff against all monies securities and other property of Guarantor now or hereafter in the possession of or on deposit with CoBank, whether held in a general or special account of deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of CoBank, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by CoBank.

         7. Nonimpairment of Guarantee. No exercise or nonexercise of any right hereby given CoBank, no dealing by CoBank with Borrower or any other Guarantor, no change, impairment, or suspension of any of CoBank's rights or remedies, shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against CoBank. The Guarantor represents to CoBank that he is now and will be completely familiar with the business, operation, and condition of Borrower, and Guarantor waives any right to require CoBank to notify Guarantor of any facts concerning Borrower, unknown to Guarantor, material or otherwise, which might affect the relationship of CoBank, Guarantor, and Borrower, or which might cause Guarantor to give CoBank notice of termination of this Guarantee as herein provided.

         8. Guarantor's Subordination. Any Indebtedness of Borrower to Guarantor now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to CoBank; and such Indebtedness of Borrower to Guarantor, if CoBank so requests, shall be collected, enforced and received by Guarantor as trustee for CoBank and be paid over to CoBank on account of the Indebtedness of Borrower to CoBank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

         9. Reliance Upon Borrower. Although Borrower is a corporation, it is not necessary for CoBank to inquire into the powers of Borrower, or the officers, directors, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         10. Collection Costs and Fees. Guarantor agrees to pay the attorneys' fees of CoBank and all other costs and expenses which may be incurred by CoBank in the enforcement of this Guarantee. This Guarantee shall be interpreted and enforced in accordance with the laws of the State of Colorado.

         11. Cumulative Rights. CoBank's rights under this Guarantee are cumulative and not alternative, and shall not be exhausted by CoBank's exercise of any one or more rights hereunder, or otherwise, or by any number of successive actions, unless and until all obligations of Borrower and Guarantor have been paid or performed. The liability under this Guarantee shall continue notwithstanding the incapacity or disability of Guarantor, and its benefits shall inure to CoBank's successors and assigns. CoBank may assign this Guarantee, in whole or in part, without notice to Guarantor. Guarantor waives all exemptions and all setoffs and counterclaims. Only to the extent that this Guarantee is inconsistent with any prior guarantee given by Guarantor to CoBank, or contains additional provisions, does this Guarantee supersede such prior guarantees; otherwise, such prior guarantees remain in full force and effect.

         12. Reinstatement of Guaranty. If any payment received by CoBank and applied to the Indebtedness is subsequently set aside, recovered, rescinded, or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower), the Indebtedness to which such payment was applied shall for the purposes of this continuing guarantee be deemed to have continued in existence, and this continuing guarantee shall be

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enforceable as to such Indebtedness as fully as if such applications had never been made.

         13. No Subrogation. Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against Borrower or any other person directly or contingently liable for the Indebtedness guaranteed hereunder, or against or with respect to Borrower's property, including without limitation, any property securing its Indebtedness to CoBank, arising from the existence or performance of this Guarantee. In furtherance, and not in limitation, of the preceding waiver, Guarantor agrees that any payment to CoBank by guarantor pursuant to this Guarantee shall be deemed to be a contribution to the capital of Borrower or other obligated party and such payment shall not cause Guarantor to be a creditor of Borrower or any other obligated party. In addition to, and not in substitution for, any other rights granted to CoBank by this Guarantee, including but not limited to any rights set forth in Paragraph 11 above, in the event that a bankruptcy court determines that any monies paid by Borrower to CoBank are avoidable preferences because they were made for the benefit of Guarantor, then Guarantor shall indemnify and hold CoBank harmless from any losses, including, but not limited to all costs and expenses, including reasonable attorneys' fees, which CoBank may incur as a result of such determination.

         14. CoBank's Rights. The Guarantor agrees that if all or a portion of the Indebtedness is, at any time, secured by a deed of trust or mortgage covering interests in real property, CoBank, in its sole discretion, without notice or demand, and without affecting the liability of the Guarantor, may foreclose the deed of trust or mortgage, and the interest in real property, secured thereby by nonjudicial sale; and the Guarantor hereby waives any defense to the recovery by CoBank against the Guarantor of any deficiency after a nonjudicial sale .

         15. No Waiver. Neither this Agreement, nor any provision hereof, may be amended, modified, waived,or discharged except by an instrument in writing duly signed by, or on behalf of, CoBank.

         16. Severability of Provisions. In case any right of CoBank herein shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other right granted hereby.

         17. Guarantor's Representations. Guarantor represents and warrants that: (a) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guarantee;
(b) the Guarantor has not and will not, without CoBank's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of any of the Guarantor's assets, or any interest therein, other than in the ordinary course of business; (c) CoBank has made no representation to the Guarantor as to the creditworthiness of the Borrower; (d) the Guarantor will provide to CoBank financial and credit information in form acceptable to CoBank, including balance

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sheets and income statements no less frequently than annually, as soon as they become available, not later than 120 days after each fiscal year end or at such other times as CoBank may request.

         19. Paragraph Headings. Paragraph headings are for convenience of reference only and shall not be deemed a part of this Guarantee.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantee this 23 day of May, 2001.



                                          By /s/ Alfonso Falivene
                                             ---------------------------------
                                          Title: President

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